SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 25, 2002

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                         BARRETT BUSINESS SERVICES, INC.
               (Exact name of registrant as specified in charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                     0-21886
                                (SEC File Number)

                                   52-0812977
                        (IRS Employer Identification No.)

 4724 S.W. Macadam Avenue
 Portland, Oregon                                                     97201
 (Address of principal executive offices)                           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 220-0988

Item 5.  Other Events.

      On June 25, 2002, Barrett Business Services, Inc. (the "Company"), entered into an extension of the term of its Loan Agreement with Wells Fargo Bank, N.A., from July 1, 2002 to September 2, 2002. The Company also agreed to revisions of two financial covenants contained in the Loan Agreement relating to the Company's trailing four-quarter EBITDA and the advance rate under the Loan Agreement at the end of each fiscal quarter. The extension and revised covenants are contained in the Letter Amendment attached to this report as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

      (c) The following exhibit is filed with this report:

      99. Letter Amendment with attached Revolving Line of Credit Note, dated July 1, 2002, amending the Loan Agreement between the Company and Wells Fargo Bank, N.A. dated May 31, 2000.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BARRETT BUSINESS SERVICES, INC.


Dated:  June 27, 2002                       By:   /s/ Michael D. Mulholland
                                                 -------------------------------
                                                     Michael D. Mulholland
                                                     Vice President - Finance